Exhibit 99.1

Elephant Talk Reports First Quarter Financial Results

First Quarter Margins Increased to over 84% on $6.5 Million of Revenue;

Adjusted EBITDA Increased to $292,000 in the First Quarter of 2014

OKLAHOMA CITY, OK — May 12, 2014 - Elephant Talk Communications Corp. (NYSE MKT: ETAK) (“Elephant Talk” or the “Company”), a global provider of Software Defined Network Architecture (ET Software DNA® 2.0) platforms and cyber security solutions, today announced total revenue of approximately $6.5 million and margin* of approximately 84.8% for the first quarter of 2014. Adjusted EBITDA increased to approximately $292,000 for the first quarter of 2014 from $143,000 for the fourth quarter of 2013.

Recent Company Highlights:

•	During the first quarter, the Company migrated the first 600,000+ SIMS from Grupo lusacell, S.A. (“Iusacell”) in Mexico onto its dedicated ET Software DNA® 2.0 platform.
•	By the end of 2014, Iusacell management expects to have over 8 million customers migrated to the Elephant Talk platform.
•	Zain Saudi Arabia launched a new brand called Matrix, which is hosted on the Elephant Talk platform and has successfully added customer SIMs to the platform. As part of its agreement with Zain Saudi Arabia, Elephant Talk’s DNA® 2.0 platform will be employed to support any future licensed MNVO customers running on Zain’s mobile network in Saudi Arabia.
•	In November 2013, ValidSoft UK Limited (“Validsoft”) won the coveted European Software testing Awards – TESTA – for the “Most Innovate Project in 2013”. The award related to ValidSoft’s accomplishment in outstanding achievements in the software testing and quality assurance market specific to the ValidSoft Voice Biometrics solutions.
•	FICO and Santander Bank continue to increase their use of ValidSoft’s solutions, including ValidSoft’s number validation functionality.

Mr. Steven van der Velden, Chairman and CEO of Elephant Talk, stated, "We are pleased with the continued increase in our monthly, largely recurring, revenue for the mobile and security business which delivered Adjusted EBITDA in the first quarter of 2014 to $292,000, compared to $143,000 in the fourth quarter of 2013. Throughout 2014, we expect that the migration of more than 8 million SIMs from Iusacell, additional SIMs from Zain and Vodafone, along with additional implementations of ValidSoft’s technology with customers including FICO and Syniverse, will drive sequential quarterly increases in both revenue and Adjusted EBITDA. Our teams are working diligently with Iusacell to ensure that the migration of SIMs to our platform and related data from the legacy systems from a global information technology products and services company remain on track and are expected to be completed without any customer interruption. As we ramp-up these scheduled migrations, we expect our growth rates will increase later this year.”

Recent Financial Highlights:

•	2014 first quarter revenue totaled approximately $6.5 million, of which $6.4 million was attributable to the mobile and security solutions business, as compared to $3.9 million for the mobile and security solutions business for the first quarter of 2013, or an increase of approximately 60%.
•	The monthly, largely recurring, revenue for the mobile and security business now accounts for approximately 98% of Elephant Talk's revenue.

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•	For the first quarter of 2014, margins grew to approximately 84.8% compared to 46% for the first quarter of 2013.
•	Adjusted EBITDA for the first quarter of 2014 was approximately $292,000, compared to a loss of $1.5 million for the first quarter of 2013.

Mobile and Security (Unaudited) Reported Revenue
Quarter	($ in millions)	% of Total Company Revenue
1Q12	2.4	28.3
2Q12	2.8	39.3
3Q12	2.9	43.9
4Q12	3.6	52.1
1Q13	3.9	58.5
2Q13	4.5	89.5
3Q13	5.0	95.9
4Q13	5.9	97.6
1Q14	6.4	98.5

Quarter	*Total Margin ($ in millions)	* Total Margin as a % of Total
	(Unaudited)	Company Revenue
1Q12	1.7	19.7
2Q12	1.9	26.8
3Q12	2.1	31.3
4Q12	2.7	39.4
1Q13	3.0	46.2
2Q13	3.5	70.7
3Q13	4.1	79.2
4Q13	5.0	82.5
1Q14	5.5	84.8

* Non-GAAP financial measures

To supplement the consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP, Elephant Talk uses measures of non-GAAP: Adjusted EBITDA and margin. Margin is derived from the statement of operations and comprehensive loss by subtracting cost of service from revenues. These adjustments to the Company's GAAP results are made with the intent of providing both management and stockholders with a more complete understanding of the Company's underlying operational results, trends and performance.

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Non-GAAP Adjusted EBITDA is defined as earnings before income and expenses from derivative accounting , such as warrant liabilities and conversion feature expensing, interest income and expense, income taxes, depreciation and amortization, amortization of deferred financing cost, impairments, non-operating income and expenses and stock-based compensation to, among other things, show a measure of the Company’s operating performance.

Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for, or superior to, net income (loss) or net income (loss) per share determined in accordance with GAAP.

The table at the end of this press release includes a reconciliation of Net Loss to non-GAAP Adjusted EBITDA for the quarters ended March 31, 2014 and 2013.

Conference Call Reminder: Elephant Talk will host its 2014 First Quarter results conference call on Monday, May 12, 2014 at 11:00 a.m. ET.

Conference Call Information:
Date:	Monday, May 12, 2014
Time:	11:00 a.m. ET
Domestic Dial-in number:	1-480-629-9760
Live webcast:	http://public.viavid.com/index.php?id=109118

All interested in participating should dial in approximately 5 to 10 minutes prior to the 11:00 a.m. ET conference call. Participants should ask for the Elephant Talk 2014 first quarter conference call.

About Elephant Talk Communications:

Elephant Talk Communications Corp. (NYSE MKT: ETAK), is a global provider of mobile proprietary Software Defined Network Architecture (ET Software DNA® 2.0) platforms for the telecommunications industry. The Company empowers Mobile Network Operators (MNOs), Mobile Virtual Network Operators (MVNOs), Enablers (MVNEs) and Aggregators (MVNAs) with a full suite of applications, superior industry expertise and high quality customer service without the need for substantial upfront investment. Elephant Talk counts several of the world's leading Mobile Network Operators amongst its customers, including Vodafone, T-Mobile, Zain and Iusacell. Visit: www.elephanttalk.com.

About ValidSoft UK Limited:

ValidSoft UK Limited (“ValidSoft”) provides advanced mobile and cloud-security solutions. ValidSoft’s custom-built sophisticated multi-factor authentication platform (SMART™) takes full advantage of telecommunications and includes a leading proprietary voice biometric engine. The platform combats electronic fraud and safeguards consumer privacy across internet, mobile banking, card, mobile and fixed line telecommunication channels. The company counts some of the largest financial institutions among its customers. ValidSoft is the only security software company in the world that has been granted three European Privacy Seals. Visit: www.validsoft.com.

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Forward-Looking Statements

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements with respect to Elephant Talk’s plans and objectives, projections, expectations and intentions. These forward-looking statements are based on current expectations, estimates and projections about Elephant Talk’s industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the ability of the Company to regain compliance with the listing standards of the NYSE MKT. Because such statements involve risks and uncertainties, the actual results and performance of Elephant Talk may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, Elephant Talk also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from those projected or suggested in Elephant Talk’s filings with the Securities and Exchange Commission (the “SEC”), copies of which are available from the SEC or may be obtained upon request from Elephant Talk.

Contacts:

Investor Relations:

Steve Gersten

Elephant Talk Communications Corp.
+ 1 813 926 8920

Steve.Gersten@elephanttalk.com

Thomas Walsh
Alliance Advisors
+ 1 212 398 3486
twalsh@allianceadvisors.net

Public Relations:

Michael Glickman

MWG CO

+ 917 596 1883

mike@mwgco.net

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ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2014	2013
	(UNAUDITED)
ASSETS

CURRENT ASSETS

Cash and cash equivalents	$3,918,046	$1,252,315
Restricted cash	192,161	191,600
Accounts receivable, net of allowance for doubtful accounts of $11,307 and $7,693 at March 31, 2014 and December 31, 2013 respectively	6,262,041	5,976,879
Prepaid expenses and other current assets	2,147,686	2,254,213
Total current assets	12,519,934	9,675,007

NON-CURRENT ASSETS

OTHER ASSETS	1,357,728	1,412,408

PROPERTY AND EQUIPMENT, NET	19,954,703	19,786,122

INTANGIBLE ASSETS, NET	7,903,149	8,670,677

GOODWILL	3,769,199	3,773,226

TOTAL ASSETS	$45,504,713	$43,317,440

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Overdraft	$402,234	$391,436
Accounts payable and customer deposits	2,419,325	2,586,662
Obligations under capital leases (current portion)	1,348,705	1,302,838
Deferred revenue	203,623	142,731
Accrued expenses and other payables	5,936,989	4,961,303
Loans payable	962,269	962,654
10% Related Party Loan (net of Debt Discount of $937,814 at March 31, 2014 and $1,719,585 at December 31, 2013)	1,812,506	1,033,719
Total current liabilities	13,085,651	11,381,343

LONG TERM LIABILITIES
10% 3rd Party Loan (net of Debt Discount of $623,726 at March 31, 2014 and $726,695 at December 31, 2013)	4,876,914	4,779,913
Warrant liabilities	2,183,806	1,973,534
Non-current portion of obligation under capital leases	465,954	845,529
Loan from joint venture partner	614,169	602,047
Total long term liabilities	8,140,843	8,201,023

Total liabilities	21,226,494	19,582,366

STOCKHOLDERS' EQUITY
Preferred Stock 0.00001 par value, 50,000 shares authorized, 0 issued and outstanding	-	-
Common Stock 0.00001 par value, 250,000,000 shares authorized, 146,364,577 issued and outstanding as of March 31, 2014 and 140,466,801 shares issued and outstanding as of December 31, 2013	253,383,860	248,712,321
Accumulated other comprehensive income	267,650	269,869
Accumulated deficit	(229,518,039)	(225,391,922)
Elephant Talk Communications, Corp. stockholders' equity	24,133,471	23,590,268

NON-CONTROLLING INTEREST	144,748	144,806
Total stockholders' equity	24,278,219	23,735,074

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$45,504,713	$43,317,440

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ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS
(UNAUDITED)
	March 31, 2014	March 31, 2013
REVENUES	$6,479,853	$6,596,500

COST AND OPERATING EXPENSES
Cost of service	983,464	3,548,277
Selling, general and administrative expenses	5,976,107	5,907,974
Depreciation and amortization	2,008,214	1,319,988
Total cost and operating expenses	8,967,785	10,776,239

LOSS FROM OPERATIONS	(2,487,932)	(4,179,739)

OTHER INCOME (EXPENSE)
Interest income	27,611	33,720
Interest expense	(301,944)	(223,752)
Interest expense related to Debt Discount and Conversion Feature	(884,740)	(558,028)
Change in fair value of conversion feature	-	(139,792)
Change in fair value of warrant liabilities	(210,272)	-
Loss on extinguishment of debt	(426)	-
Other income and (expense)	3,390	-
Amortization of deferred financing costs	(136,367)	(70,332)
Total other income (expense)	(1,502,748)	(958,184)

LOSS BEFORE PROVISION FOR INCOME TAXES	(3,990,680)	(5,137,923)
Provision for income taxes	(135,437)	-
NET LOSS	(4,126,117)	(5,137,923)

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation (loss)	(2,219)	(761,762)

COMPREHENSIVE LOSS	$(4,128,336)	$(5,899,685)

Net loss per common share and equivalents - basic and diluted	$(0.03)	$(0.05)

Weighted average shares outstanding during the period - basic and diluted	141,752,128	112,748,951

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ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
	For the three months ended
	March 31, 2014	March 31, 2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(4,126,117)	$(5,137,923)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,008,214	1,319,988
Provision for doubtful accounts	611	5,620
Stock based compensation	771,724	1,410,910
Changes in the fair value of the conversion feature	-	139,792
Change in the fair value of the warrant liability	210,272	-
Amortization of deferred financing costs	136,367	70,332
Interest expense relating to debt discount and conversion feature	884,740	558,028
Unrealized foreign currency translation gain/(loss)	(3,390)	-

Changes in operating assets and liabilities, net of acquired assets and assumed liabilities:
Decrease (increase) in accounts receivable	(293,435)	479,823
Decrease (increase) in prepaid expenses, deposits and other assets	165,627	(548,584)
Increase (decrease) in accounts payable, proceeds from related parties and customer deposits	319,553	758,072
Increase (decrease) in deferred revenue	59,946	38,735
Increase (decrease) in accrued expenses and other payables	643,707	602,395
Net cash provided by (used in) operating activities	777,819	(302,812)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment	(1,802,951)	(604,029)
Net cash used in investing activities	(1,802,951)	(604,029)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash flow from Escrow account for principal and interest payments on 8% Convertible Note	-	556,757
Financing related fees	(90,000)	(405,000)
Exercise of warrants and Options	4,093,480	13,797
Net cash provided by financing activities	4,003,480	165,554

EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	(312,617)	78,598
NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	2,665,731	(662,689)
CASH AND CASH EQUIVALENTS, BEGINNING OF THE PERIOD	1,252,315	1,233,268
CASH AND CASH EQUIVALENTS, END OF THE PERIOD	$3,918,046	$570,579

	For the three months ended
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION	March 31, 2014	March 31, 2013

Cash paid during the period for interest	$68,190	$166,369
Non-cash rent termination settlement	-	468,000
Cash paid during the period for income taxes	$56,881	-

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Reconciliation of Net Loss to Non-GAAP Adjusted EBITDA

In order to provide investors additional information regarding our financial results, the Company is disclosing Adjusted EBITDA, a non-GAAP financial measure. The Company employs Adjusted EBITDA, defined as earnings before income and expenses from derivative accounting, such as warrant liabilities and conversion feature expensing, interest income and expense, income taxes, depreciation and amortization, amortization of deferred financing cost, impairments, non-operating income and expenses and stock-based compensation to, among other things, show a measure of the Company’s operating performance. These adjustments to the Company's GAAP results are made with the intent of providing both management and stockholders with a more complete understanding of the Company's underlying operational results, trends and performance.

	Three months ended March 31,
Adjusted EBITDA	2014	2013

Net loss – US GAAP	$(4,126,117)	$(5,137,923)
Provision for income taxes	135,437	-
Depreciation and amortization	2,008,214	1,319,988
Stock-based compensation	771,724	1,410,910
Interest income and (expenses)	274,333	190,032
Interest expense related to debt discount and conversion feature	884,740	558,028
Change in fair value of conversion feature	-	139,792
Loss on extinguishment of debt	426	-
Changes in fair value of warrant liabilities	210,272	-
Other income & (expense)	(3,390)	-
Amortization of deferred financing costs	136,367	70,332
Adjusted EBITDA	$292,006	$(1,448,841)

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